THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-10 Indenture dated as of September 29, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-10)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                    333-103591               33-0705301
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

1401 Dove Street                                                    92660
Newport Beach, California                                         (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

Item 2. Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  3.1 Amended and Restated Trust Agreement, dated as of September 29, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-10.

                  Exhibit No.       Description
                  -----------       -----------

                  4.1 Indenture dated as of September 29, 2003, between Impac CMB Trust Series 2003-10 as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-10.

                  4.2 Grantor Trust Agreement dated as of September 29, 2003, between IMH Assets Corp., as Depositor, and Deutsche Bank National Trust Company, as Grantor Trustee, Grantor Trust Certificates, Series 2003-10

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Servicing Agreement, dated as of September 29, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-10, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-10.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMH ASSETS CORP.


                                      By: /s/ Richard J. Johnson
                                          --------------------------------
                                      Name:  Richard J. Johnson
                                      Title: Chief Financial Officer

Dated: October 14, 2003

                                  EXHIBIT INDEX

                  Item 601(a) of      Sequentially
Exhibit           Regulation S-K      Numbered
Number            Exhibit No.         Description                   Page
------            -----------         -----------                   ----

3.1 Amended and Restated Trust Agreement, dated as of September 29, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-10.

4.1 Indenture dated as of September 29, 2003, between Impac CMB Trust Series 2003-10, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-10.

4.2 Grantor Trust Agreement dated as of September 29, 2003, between IMH Assets Corp., as Depositor, and Deutsche Bank National Trust Company, as Grantor Trustee, Grantor Trust Certificates, Series 2003-10

99.1 Servicing Agreement, dated as of September 29, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-10, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-10.